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                                                                   EXHIBIT 10.20

                                                                      NO. PCW-12

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                           WARRANT TO PURCHASE SHARES
                              OF PREFERRED STOCK OF

                              PLANETOUT CORPORATION

                         (VOID AFTER SEPTEMBER 17, 2004)

         THIS CERTIFIES THAT, for value received, Rosanne Siino, or her permitted assigns (the "Holder"), is entitled to subscribe for and purchase at the Stock Purchase Price (defined below) from PLANETOUT CORPORATION, a Delaware corporation, with its principal office at 657 Harrison Street, San Francisco, California 94103 (the "Company") 2,082 shares of the Series C Preferred Stock of the Company (hereinafter, the "Preferred Stock") for cash at a per share exercise price equal to the price per share of $3.602 (the "Stock Purchase Price"), on the same terms and conditions applicable to such purchasers of the Preferred Stock.

         This Warrant is subject to the following terms and conditions:

         1. DEFINITIONS. AS used herein, the following terms shall have the following respective meanings:

                  1.1 "EXERCISE PERIOD" shall mean the period commencing on the date hereof and ending four years from the date hereof, unless sooner terminated as provided below. If, prior to the termination of the Exercise Period, there is a closing of the Initial Public Offering, then this Warrant shall expire and be of no further force and effect and the Exercise Period shall be immediately prior to the closing of the Initial Public Offering.

                  1.2 "INITIAL PUBLIC OFFERING" shall mean the initial public offering of the Company's Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended.

                  1.3 "ORGANIC CHANGE" shall mean any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Preferred Stock shall be entitled to receive stock, securities, or other assets or property.

                  1.4 "WARRANT SHARES" shall mean the shares of Preferred Stock issuable upon exercise of this Warrant.

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         2. EXERCISE OF WARRANT.

                  2.1 GENERAL. The rights represented by this Warrant may be exercised during the Exercise Period in whole or in part by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

                           (a)      An executed Subscription Form in the form
attached hereto;

                           (b)      Payment of the Stock Purchase Price either
(i) in cash or by check, or (ii) by cancellation of indebtedness; and

                           (c)      This Warrant.

         Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

         The person in whose name any certificate or certificates for Warrant Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered together with an executed Subscription Form and payment of the Stock Purchase Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant. Upon exercise of this Warrant, the Warrant Shares (and the underlying Common Stock or other securities into which the Warrant Shares may be converted) will have the same rights and restrictions (including, without limitation, registration rights) generally applicable to the holders of the Preferred Stock.

                  2.2 NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Preferred Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Preferred Stock computed using the following formula:

                  X =  Y (A-B)
                       -------
                          A

         Where X = the number of shares of Preferred Stock to be issued to the Holder

                  Y = the number of shares of Preferred Stock purchasable under the Warrant or, if only a portion of the Warrant is

                                       2.
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                           being exercised, the portion of the Warrant being
                           canceled (at the date of such calculation)

                           A = the fair market value of one share of the Company's Preferred Stock (at the date of such calculation)

                           B = Stock Purchase Price (as adjusted to the date of such calculation)

         For purposes of the above calculation, fair market value of one share of Preferred Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Company makes an Initial Public Offering, the fair market value per share shall be the product of (i) the per share offering price to the public of the Initial Public Offering, and (ii) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise.

         3. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all Warrant: Shares will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof (other than those created by the Holder). The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Preferred Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that the Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Warrant Shares may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 4 hereof) if (i) the total number of shares of Preferred Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Preferred Stock then outstanding and all shares of Preferred Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Preferred Stock then authorized by the Company's Restated Certificate of Incorporation, or (ii) the total number of shares of Common Stock issuable after such action upon the conversion of all such shares of Preferred Stock, together with all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all other shares of the Company's Preferred Stock, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company's Restated Certificate of Incorporation.

         4. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of Warrant Shares shall be subject to adjustment from time to

                                       3.
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time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

                  4.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Preferred Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Preferred Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

                  4.2 DIVIDENDS IN PREFERRED STOCK, OTHER STOCK, PROPERTY, RECLASSIFICATION. If at any time or from time to time the Holders of Preferred Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor either:

                           (a)      Preferred Stock or any shares of stock or
other securities which are at any time directly or indirectly convertible into or exchangeable for Preferred Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution; or

                           (b)      Preferred Stock or additional stock or other
securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, other than shares of Preferred Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 4.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Preferred Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash as referred to in clause 4.2(b) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Preferred Stock as of the date on which holders of Preferred Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

                  4.3 NOTICES OF CHANGE. Within fifteen (15) days of any adjustment in the number or class of shares subject to this Warrant and of the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                           The Company shall give written notice to the Holder
at least ten (10) business days prior to the date on which the Company closes its books or takes a record for determining rights to received any dividends or distributions.

                           The Company shall give written notice to the Holder
at least ten (10) business days prior to the date on which an Organic Change shall take place.

                                       4.
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                           The Company shall give written notice to the Holder
promptly following the filing of a registration statement for the Initial Public Offering.

                  4.4 CERTAIN EVENTS. If any change in the outstanding Preferred Stock of the Company or any other event occurs as to which the other provisions of this Section 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid; The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

         5.       REPRESENTATIONS OF HOLDER.

                  5.1 ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Warrant Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

                  5.2 SECURITIES ARE NOT REGISTERED. The Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Act") on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention. The Holder recognizes that the Warrant and the Warrant Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Warrant Shares of the Company, or to comply with any exemption from such registration. The Holder is aware that neither the Warrant nor the Warrant Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

                  5.3 DISPOSITION OF WARRANT AND WARRANT SHARES. The Holder further agrees not to make any disposition of all or any part of the Warrant or Warrant Shares in any event unless and until:

                                       5.

                           (a)      The Company shall have received a letter
secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

                           (b)      There is then in effect a registration
statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                           (c)      The Holder shall have notified the Company
of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Warrant Shares under the Act or any applicable state securities laws.

                  5.4 LEGEND. The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  5.5 MARKET STAND-OFF. The Holder hereby agrees not to sell or otherwise transfer or dispose of all or any part of this Warrant or the Warrant Shares during a period specified by the representative of the underwriters of Common Stock (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company's Initial Public Offering. Bolder further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                  5.6 SURVIVAL. This Section 5 shall survive the exercise and termination of this Warrant.

         6. ISSUE TAX. THE issuance of certificates for shares of Preferred Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

         7. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Preferred Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

         8. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights

                                       6.
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whatsoever as a shareholder of the Company. Subject to Section 4.2, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Preferred Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

         9. WARRANTS TRANSFERABLE ONLY WITH THE CONSENT OF THE COMPANY. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder; provided that, prior to such transfer, the Company shall have consented in writing to such transfer and that the transferee shall sign an investment letter in form and substance satisfactory to the Company.

         10. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company of the holder of this Warrant and of the holder of shares of Preferred Stock issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

         11. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         12. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

         13. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Preferred Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and permitted assigns of the holder hereof.

         14. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

         15. LOST WARRANTS. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not

                                       7.
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the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         16. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

         17. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

                                       8.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 17th day of September, 2000.

                                        PLANETOUT CORPORATION
                                        a Delaware corporation

                                        By:_____________________________________

                                        Title:__________________________________

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                                                       Date:____________, ______

PLANETOUT CORPORATION
657 HARRISON STREET
SAN FRANCISCO, CALIFORNIA 94103

Attn: President

Ladies and Gentlemen:

[ ] The undersigned hereby elects to exercise the warrant issued to it by PlanetOut Corporation (the "Company") and dated September 17, 2000 Warrant No. PCW-12 (the "Warrant") and to purchase thereunder__________________________________________________shares of the Preferred Stock of the Company (the "Shares") at a purchase price of ____________________________________________________________Dollars
         ($________________) per Share or an aggregate purchase price of____________________________________________________ Dollars
         ($_____________) (the "Purchase Price").

[ ] The undersigned hereby elects to convert ______________________percent (_______%) of the value of the Warrant pursuant to the provisions of
         Section 2.2 of the Warrant.

         Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

                                        Very truly yours,

                                        ________________________________________

                                        By:_____________________________________

                                        Title:__________________________________

                                       2.